Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-3 of our report dated February 2, 1999 relating to the financial statements and financial statement schedule, which appears in Triton Energy Limited's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




PricewaterhouseCoopers LLP
Dallas,  Texas
June 18, 1999